Transfer and License Agreement

regarding the transfer of assets, the licensing of IP and other rights and obligations in connection with Siemens' BPON ONT and GPON ONT technology

(the "**Agreement**")

between

TXP Corporation

with its seat in 1299 Commerce Drive,
Richardson, Texas 75081,
USA

- hereinafter referred to as "**TXP**" -

and

Siemens Networks GmbH & Co. KG,
with its seat in Hofmannstrasse 51, 81379 Munich, Germany

- hereinafter referred to as "**Siemens**" -

- TXP and Siemens hereinafter referred to individually as "**Party**" or collectively as "**Parties**" -

CONFIDENTIAL

CONTENT

List of Annexes

Annex 1 documents, data, software codes and other tangible items pertaining to the BPON ONT Business and GPON ONT Business;

Annex 2 Components inventory

Annex 3 pertinent patents related to the BPON ONT Business and/ or GPON ONT Business

Annex 4 BPON ONT design

Annex 5 GPON ONT design

Annex 6 Current roadmap

RECITALS

(A) **WHEREAS**, Siemens has undertaken, via its wholly owned subsidiary in the USA, certain development efforts in the field of BPON ONT (hereinafter referred to as "BPON Business") and in the field of GPON ONT (hereinafter referred to as "GPON Business");

(B) **WHEREAS**, Siemens and TXP have concluded the Memorandum of Understanding/ Letter of Intent dated 29 September 2006 which outlines the mutual understanding of both Parties regarding certain aspects of the continuation of Siemens' BPON ONT and GPON ONT activities by TXP;

(C) **WHEREAS**, TXP intends to acquire certain component inventory related to Siemens' BPON Business and GPON Business in order to carry on the manufacture, marketing and further development of BPON ONT and GPON ONT products as defined herein.

NOW, THEREFORE, the Parties agree as follows:

Article 1 - Sale and Transfer of Assets

1.1 Siemens hereby sells and transfers to TXP with effect from the Effective Date, and TXP herewith accepts such sale and transfer of, the following assets (hereinafter referred to individually as "**Asset**" and collectively as "**Assets**"):

1.2 Components inventory intended for the manufacture of BPON ONT products and stocked in a warehouse of ml&s manufacturing, logistics and services GmbH & Co. KG in Greifswald, Germany, as specified in **Annex 2**.

1.3 It is contemplated by the Parties that an affiliated company of Siemens or Siemens AG in USA will sell and transfer to TXP under a separate agreement the physical incorporations of the documents, files and software codes as specified in **Annex 1** and certain the moveable fixed assets relating to the BPON Business and GPON Business which may consist of technical equipment, machinery, tooling utilized in the design and testing of Siemens' BPON ONT products and GPON ONT products, operational software necessary to operate the aforementioned equipment and machinery including the computer equipment which is used to control the aforementioned equipment and machinery, as finally specified in such a separate agreement, in case of software only subject to any required approval of third party licensors.

1.4 Transfer of Title. The transfer of title in the Assets shall be effected when **Annex 2** is agreed upon, at latest within one (1) month following the Effective Date. Siemens shall not deliver the component inventory to TXP directly, but Siemens shall assign and hereby assigns its right of delivery against ml&s manufacturing, logistics and services GmbH & Co. KG to TXP.

1.5 Passing of Risk, Benefits and Burdens. With respect to any particular Asset sold pursuant to this Agreement, the risk of any incidental loss or any incidental deterioration of any such Asset passes to TXP on the Effective Date. The benefits and burdens of the Assets shall accrue to TXP with effect as of the Effective Date.

Article 2 - Intellectual Property

2.1 Intellectual Property. The Parties agree that no intellectual property rights (including patents, patents applications, trade secrets, know-how and software) (hereinafter "IPR") are sold, transferred or licensed to TXP under this Agreement except as set forth below in § 2.2 to § 2.3. In particular, this Agreement shall not grant to TXP any rights to use the name and trademark SIEMENS or any other trademark of Siemens.

2.2 Rights of use.

BPON Business:

2.2.1 As of the Effective Date, Siemens shall grant to TXP the non-exclusive, non-transferable, non sub-licensable (except for contract manufacturers and sub-contractors) right and license to use, copy, modify and otherwise deploy the software codes and the know how as specified in **Annex 1**.

2.2.2 As of the Effective Date, Siemens shall grant to TXP the non-exclusive, non-transferable, non sub-licensable (except for contract manufacturers and sub-contractors) right and license under the pertinent patents related to the BPON Business as finally specified in **Annex 3** to manufacture, market and further develop the following products or similar products: 7100B SFU ONT, 7101B SFU ONT, 7450B MDU4 ONT, 7451B MDU4 ONT, 7248B SBU ONT, 7249B SBU ONT, 7250B SBU SC ONT, 7251B SBU SC ONT.

GPON Business:

2.2.3 As of the Effective Date, Siemens shall grant to TXP the non-exclusive, non-transferable, non sub-licensable (except for contract manufacturers and sub-contractors) right and license to use, copy, modify and otherwise deploy the software codes and the know how as specified in **Annex 1**.

2.2.4 As of the Effective Date, Siemens shall grant to TXP the non-exclusive, non-transferable, non sub-licensable (except for contract manufacturers and sub-contractors) right and license under the pertinent patents related to the GPON Business as finally specified in **Annex 3** to manufacture, market and further develop the following products or similar products: SURPASS hiX 5701/3 (E-SFU/SFU) release 1.2 and hiX 5705 SBU release 1.1.

2.3 Condition of License Grant

The granting of the rights and licenses as specified in Clause 2.2 is subject at any time to the proper payment of the applicable license fees as specified in Clause 3.2 and 3.3 of this Agreement.

2.4 Continued Validity of Granted Rights before Effective Date.

2.4.1 The Parties agree that any rights and licenses granted to TXP under this Agreement are only granted by Siemens within the content and the scope Siemens is entitled to grant such rights without approval by third parties at the Effective Date. In particular, all third party rights granted prior to the Closing Date remain unaffected and further valid.

2.4.2 Siemens shall not have any obligation hereunder to institute any action or suit against third parties for infringement of any of the patents and other proprietary rights owned by Siemens or to defend any action or suit brought by a third party which challenges or concerns the validity of any such patents or other proprietary rights.

2.4.3 Siemens shall not be required to file any patent application, or to secure any patent or patent rights, or to maintain in force any patents licensed under this Agreement.

2.5 Except for any IPR relating to the completion of the development of release 1.1 of GPON SBU and release 1.2 of GPON, ESFU and SFU and unless otherwise agreed, any IPR created or made by or on behalf of TXP shall become vested in TXP. Regarding release 1.1 of GPON SBU and release 1.2 of GPON, ESFU and SFU, TXP shall transfer a copy of all pertinent documentation, data, software code and files which will enable Siemens to manufacture, distribute and further develop or have manufactured, developed and distributed, release 1.1 of GPON SBU and release 1.2 of GPON, ESFU and SFU, to Siemens upon Siemens' request, at latest upon completion of the respective development. TXP shall grant and hereby grants to Siemens, and Siemens hereby accepts the non-exclusive, non-transferable, non sub-licensable (except for affiliated companies, contract manufacturers and sub-contractors) right and license under any copyrights and IPR to manufacture, distribute and further develop or have manufactured, developed and distributed, release 1.1 of GPON SBU and release 1.2 of GPON, ESFU and SFU and any products based thereupon. The Parties agree that no additional remuneration is owed by Siemens for the above transfer and license grant, but

that the remuneration is included in the calculation of the license fees set forth in Art. 2.2.1 to 2.2.4 of this Agreement.

Article 3 - Purchase Price, Royalties and Payment

3.1 The purchase price for the Assets to be transferred in accordance with Clauses 1.1.1 of this Agreement shall be the net book value of these Assets as per the Effective Date. Net book value shall mean the historical costs of the asset less accumulated depreciation. Siemens hereby confirms that the net book value of these Assets is zero.

3.2 For the rights and licenses granted by Siemens to TXP as per Clauses 2.2.1 to 2.2.2 of this Agreement (BPON Business), TXP shall pay to Siemens the following license fees:

3.2.1 Five (5) percent of the revenue generated by TXP and any of its affiliated companies as a result of the sale of BPON ONT products in accordance with the current BPON ONT designs specified in **Annex 4** ; and

3.2.2 Two Point Five (2.5) percent of the revenue generated by TXP and any of its affiliated companies as a result of the sale of BPON ONT products in accordance with any variants of the BPON ONT designs specified in **Annex 4** for a period of three (3) years following the Effective Date;

3.3 For the rights and licenses granted by Siemens to TXP as per Clauses 2.2.3 and 2.2.4 of this Agreement (GPON Business), TXP shall pay to Siemens the following license fees:

3.3.1 Five (5) percent of the revenue generated by TXP and any of its affiliated companies as a result of the sale of GPON ONT products in accordance with the current GPON ONT designs specified in **Annex 5**; and

3.3.2 Two Point Five (2.5) percent of the revenue generated by TXP and any of its affiliated companies as a result of sale of GPON ONT products in accordance with any variants of the GPON ONT design specified in **Annex 5** for a period of three (3) years following the Effective Date or until a total US$ 20 million of license fees has been received by Siemens whichever comes first.

For the purpose of the Clauses 3.2 and 3.3 of this Agreement, the amount of the "revenue generated" is defined by the respective purchase order volume, and the relevant point of time when the revenue is considered to be generated is the date of actual shipment of the affected products.

3.4 Value Added Tax. Any purchase prices and license fees amounts stated in Art. 3 of this Agreement are net prices without any applicable value added tax (VAT). TXP shall pay the applicable value added tax in addition to these purchase prices and license fees.

3.5 Siemens's Account. All payments owed by TXP to Siemens under this Agreement shall be paid by TXP without any deduction with effect for Siemens by wire transfer to the bank account of Siemens as specified by Siemens from time to time stating purpose of use.

3.6 License Fees

3.6.1 TXP shall within ten (10) days of the end of each calendar month, furnish Siemens with a written revenue statement covering such calendar month, signed by a duly authorized officer of TXP showing on a world-wide basis the revenue generated in accordance with Clauses 3.2 and 3.3 of this Agreement by TXP and its affiliated companies during the respective calendar month.

3.6.2 TXP shall pay to Siemens the license fees with regard to the revenue generated in accordance with Clauses 3.2 and 3.3 of this Agreement in each calendar quarter within twenty (20) days from the end of the respective calendar quarter and receipt of the respective invoice by Siemens.

3.6.3 The revenue statement as per Clause 3.6.1 of this Agreement shall be in writing and show product type, order volume, corresponding license fee to be paid by TXP to Siemens, purchase order number, shipment date.

3.6.4 All reports shall be sent to the following address of Siemens:

Siemens Networks GmbH & Co. KG
SN FN A PON
Ms. Michaela Wallner
Hofmannstrasse 51
D- 81359 Munich

3.6.5 License fees shall be paid in US$.

Article 4 - Warranty; Limitation of Liability

4.1 TXP has had the opportunity to inspect and has inspected the Assets. Therefore, TXP and Siemens agree that all Assets are transferred on an "as-is" basis without warranty of any kind, whether express or implied, specifically, without limitation, related to any functionality, feature, quality or fitness for a specific purpose.

4.2 TXP and Siemens are aware of the fact that there might be any patents, intellectual property rights or other proprietary rights of third parties which fall within and affect the field of using, marketing, developing and manufacturing BPON ONT and/ or GPON ONT products and technology by or on behalf of TXP. Both Parties agree that it is TXP's sole responsibility to ensure to have the necessary licenses and other rights under any patents, intellectual property rights or other proprietary rights to perform its activities.

4.3 Except for the payment of the purchase prices and the license fees and any specific remedy explicitly provided for in this Agreement, either Party's liability in connection with this Agreement, regardless of the legal theory based upon, be it for breach of contract, tort, negligence or otherwise, shall be excluded to the fullest extent permitted by law.

4.4 All claims of TXP against Siemens under or in relation to this Agreement shall be time-barred within nine months after the Effective Date.

Article 5 - Restriction of Announcement, Cooperation and Confidentiality

5.1 Announcement. Each of the Parties undertakes that it will not make any public announcement in connection with this Agreement unless required by applicable law or stock exchange regulations unless the other Party has given its consent to such announcement, including the form of such announcement, which consent may not be unreasonably withheld and may be subject to conditions. If and to the extent any announcement or disclosure of information regarding the subject matter of this Agreement is to be made under applicable laws, in particular any applicable stock exchange rules, the Party being concerned shall not disclose any such information without prior consultation with the other Party.

5.2 Proprietary Information. For the purpose of this Agreement, confidential or proprietary information (hereinafter referred to as "Proprietary Information") shall mean the information created, transferred, or to be transferred disclosed, recorded or employed as part of, or otherwise resulting from the activities undertaken pursuant to this Agreement or the Annexes hereto which constitutes the confidential, proprietary or trade secret information of the disclosing Party. Such information may be of, but not limited to, a business, organizational, technical, financial, marketing, operational, regulatory or sales nature and shall include, without limitation, any and all source codes and information relating to services, methods of operation, price lists, customer lists, technology, designs, specifications or other proprietary information of the business or affairs of a Party, its parent, or its affiliated and subsidiary companies. Proprietary Information may either be in a written form, with notices of its proprietary nature affixed, or in an oral form, reduced to writing and affixed with appropriate notice of proprietary

nature within seven days of oral presentation, and distributed to both Parties for the matter of record, but indicated as such at the time of presentation in an oral fashion.

5.3 Confidentiality. Each Party shall keep the other Party's Proprietary Information confidential. The receiving Party shall use the same degree of care as it uses to keep its own Proprietary Information confidential to prevent disclosure, use or publication of the disclosing Party's Proprietary Information. Proprietary Information of the originating Party shall be held confidential by the receiving Party unless it is or has been:

5.3.1 obtained legally and freely from a third party which was not subject to a confidentiality restriction;

5.3.2 independently developed by the receiving Party at a prior time or in a separate and distinct manner without benefit of any of the Proprietary Information of the disclosing Party, and documented to be as such;

5.3.3 made available by the disclosing Party for general release independent of the receiving Party;

5.3.4 made public as required by mandatory law, applicable regulations or court proceedings or stock exchange requirements;

5.3.5 within the public domain or later becomes part of the public domain as a result of acts by someone other than the receiving Party and through no fault or wrongful act of the receiving Party.

5.4 Disclosure of Proprietary Information. A receiving Party may disclose Proprietary Information of a disclosing Party to directors, officers, and employees of the receiving Party or agents of the receiving Party including their respective brokers, lenders, insurance carriers or prospective purchasers who have specifically agreed in writing to be bound by the confidentiality provisions of this as if an original party to this Agreement. Any disclosure of Proprietary Information required by law shall only be made after providing the disclosing Party with notice thereof in order to permit the disclosing Party to seek an appropriate protective order or exemption. Violation by a Party or its agents of the foregoing provisions shall entitle the disclosing Party, at its option, to obtain injunctive or other equitable relief, and the receiving Party agrees not to challenge such injunction or equitable relief on the grounds that the disclosing Party has not shown it has suffered irreparable harm or injury or that it is likely to prevail on the merits of the claim, and the disclosing Party shall not require that the receiving Party post a bond to be entitled to such injunction or equitable relief. The provisions of this Section will be effective for a period of five (5) years after the Closing Date.

Article 6 - Notices

All notices and other communications hereunder shall be made in writing and shall be delivered to the addresses below or to such other addresses which may be specified by any Party to the other Party in the future in writing:

6.1 If to Siemens to:

Siemens Networks GmbH & Co. KG
SN FN A PON
Ms. Michaela Wallner
Hofmannstrasse 51
D- 81359 Munich,
Germany

6.2 If to TXP, to:

TXP Corporation
Robert Bruce
1299 Commerce Drive
Richardson, Texas, 75081,
USA

Article 7 - Records and Audit

7.1 TXP shall itself keep accurate and complete books and records concerning the generated revenue as per Clause 3.2 and 3.3 of this Agreement and all data that are relevant for the calculation of the license fees. The books and records shall include supporting information sufficient to evidence the accuracy of revenue statements sent to Siemens in accordance with Clause 3.6 of this Agreement.

TXP hereby agrees to cause its affiliated companies by contractual arrangements to maintain and provide to TXP the books, records and supporting information as per the first paragraph of this Section 7.1. TXP's agreements with its affiliated companies shall expressly state that Siemens shall be entitled to enforce rights under Section 7.2 below not only against TXP but also directly against any TXP's affiliated companies.

7.2 Siemens may during normal business hours, and not more frequently than twice per each calendar year and upon reasonable notice, cause an independent public accounting firm to conduct an audit of TXP and its affiliated companies applicable books and records and supporting information relating thereto. Siemens shall inform TXP in writing about its intent to conduct an audit (hereinafter referred to as "Audit Notice").

TXP shall and cause its affiliated companies to give the auditor within thirty (30) days after receipt of the Audit Notice by the TXP unfettered access to all books and records required to be kept under this Agreement including all books and records which in the auditor's opinion involves or possibly involves relevant revenue in order to confirm the accuracy of the license fees paid or to be paid to Siemens in accordance with this Agreement. Upon Siemens' discretion, the period to be audited may comprise up to five (5) years. Reports and records once audited shall not be subject to a second audit. The findings of such auditor shall be binding on TXP and its affiliated companies. The cost of such audit shall be borne by Siemens, unless such audit determines that TXP has underpaid the license fees due hereunder by the lesser of two percent (2%) or more. Any payments made by TXP and any amounts payable with regard to the generated revenue reported by TXP after receipt of the Audit Notice with regard to the time period intended to be the subject of the audit, shall be treated as if such payment obligations were determined by the audit and shall be deemed underpayments for purposes of allocating the auditing costs. In such case, TXP shall, in addition to paying the underpaid amount together with late payment charges pay the cost of such audit. TXP shall itself preserve and maintain and shall cause its affiliated companies to preserve and maintain all such books and records required for an audit for a period of five (5) years after the calendar quarter to which the books and records apply (but no more than two (2) years after any expiration or termination of this Agreement). All information acquired by Siemens from such audit shall be considered confidential information, but may be used by Siemens in a dispute with TXP or its Subsidiaries. For the purpose of this Clause, late payment charges shall be the amount of four (4) percent above the applicable 1-month EURIBOR rate applied to the underpaid amount calculated over the time period by when the underpaid amount should have been paid if correctly reported until payment of such amount.

Article 8 - Miscellaneous

8.1 Expenses. Each Party shall bear its own expenses, costs and charges in connection with the transactions contemplated under this Agreement.

8.2 Annexes. All Annexes to this Agreement constitute an integral part of this Agreement. At the date when both Parties sign this Agreement, the Annexes have not yet been finalized and agreed. Any Annexes agreed after the Effective Date shall be signed by both Parties to become part of this Agreement. If the Parties fail to agree on all Annexes by 31 December, each Party shall be entitled to retroactively terminate this Agreement.

8.3 Entire Agreement. This Agreement including its Annexes comprise the entire agreement between the Parties concerning the subject matter hereof and supersede and

replace all oral and written declarations of intention made by the Parties in connection with the contractual negotiations.

8.4 Written form. This Agreement may not be modified or amended except by written amendments duly executed by the Parties. This requirement of written form can only be waived in writing. Declarations to be made under this Agreement in "written" form or "in writing" shall be signed by the representatives of the respective Party and be sent to the other Party. Such written form cannot be replaced by electronic form.

8.5 Assignment. No Party shall be entitled to assign any rights or claims under this Agreement without the written consent of the other Party by duly authorized officers.

8.6 Third Parties. This Agreement shall not grant any rights to, and is not intended to operate for, the benefit of third parties unless otherwise explicitly provided for herein.

8.7 Governing Law. This Agreement shall be governed by, and be construed in accordance with, the laws of the Federal Republic of Germany, without regard to principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods of April 11, 1980 shall not apply.

8.8 Arbitration. Any differences or disputes arising out of or in connection with this Agreement or out of or in connection with agreements regarding its performance, including any questions regarding the existence, validity or termination of this Agreement or agreements regarding its performance, during the term of this Agreement or thereafter shall be settled by an amicable effort of both Parties. An attempt to arrive at a settlement shall be deemed to have failed as soon as one of the Parties so notifies the other Party in writing.

If an attempt at settlement has failed, the dispute shall be finally settled under the Rules of Arbitration ("Rules") of the International Chamber of Commerce, Paris, by three arbitrators, in accordance with the said Rules.

Each Party shall nominate one arbitrator for confirmation by the competent authority under the applicable Rules (Appointing Authority). Both arbitrators shall agree on the third arbitrator within 30 days. Should the two arbitrators fail, within the above time limit, to reach agreement on the third arbitrator, such third arbitrator shall be appointed by the Appointing Authority. If there are two or more defendants, any nomination of an arbitrator by or on behalf of such defendants must be by joint agreement between them. If such defendants fail, within the time limit fixed by the Appointing Authority, to agree on such joint nomination, the proceedings against each of them must be separated.

The seat of arbitration shall be Munich, Germany. The procedural law of this seat shall apply where the Rules are silent.

The language to be used in the arbitration proceeding shall be English.

8.9 Severability. If one or more provisions of this Agreement are, or should become totally or partially invalid or unenforceable, the validity and enforceability of the other provisions of this Agreement shall not be affected thereby. Instead of the invalid or unenforceable provision such case, a provision shall be used which correspond as closely as possible with the commercial intent of the Parties. The same shall apply in the event that the Agreement contains any gaps.

8.10 TXP shall complete the development of release 1.2 of GPON, ESFU and SFU (SoC based version). This development shall be completed as B 600, i.e. development completed, ready for field trial, according to current road map as set forth in **Annex 6**. The design shall be based on agreed Product Feature List (PFL) as of September 28th, 2006. Further details regarding this development and the supply of ONT products will be agreed upon by the Parties in a master purchase agreement to be concluded by December 31, 2006. If the Parties fail in good faith to conclude this master purchase agreement by December 31, 2006. Siemens may retroactively terminate this Agreement by written notice to TXP.

8.11 Effectiveness. This Agreement shall become effective upon being signed by both Parties as indicated in the signature lines below (herein referred to as "Effective Date").

TXP Corporation

Place, Date:
Richardson, TX
November 16, 2006

Name: Michael Shores
[signature]
(Print)

Title:
President/CEO

Siemens Networks GmbH & Co. KG

Place, Date:
Munich
Nov 20 2006

Name: Lüst
i.V. [signature]
(Print)

Title:
President / FNA

i.V. [signature]

Name:
DIBTRICH
(Print)

Title:
CFO FNA

Annex 1 – Documents, data, software codes and other tangible items

ClearCase VOBs	Description
FTTP_ONU_ONT	PON software source code
Acc_Doc	PON documents
cygwin	PON software build environment
gnu_tools	PON software build tools
fpga_src_gpon	PON MAC fpga source code
src_gpon_onu_622	PON MAC fpga source code
src_gpon_onu_2.5	PON MAC fpga source code
Lotus Notes databases	
FTTX Discussion Database	PON Discussion database
CAD	CAD group FAQ
Accession Disussion	General Discussion database
VxGEX Users Guide	Coding/Design Instructions
Convergent Dev SWII Results	Code Inspection Datbase
ISA Discussion	Network/Tool Support
Convergent Dev Work Instructions	ISO Development Information
Mentor Schematics	PON PCB board design data
Pro Engineer	PON mechanical enclosure data
PLD_FPGA Source	PON fpga/pld source code
J: Drive (Fs1000030 on Usdalc00011srv)	PON documents, validation test plans, test reports, test tools
S: Drive (Fs1000031 on Usdalc00011srv)	PON software binaries, PON tools
H: Drive (*username$* on Usdalc00011srv)	User design data
Outlook Emails	Including interoperability requirement, test plans and test results (subject to any required approval by such OEM vendors and interorability vendors)

TXP Corporation	**Siemens Networks GmbH & Co. KG**	
Place, Date: Richardson, TX 11/16/06	Place, Date: Munich, 20.11.06	
Name: Michael Shores (Print)	Name: Lust (Print)	Name: DIETRICH (Print)
Signature: [signature]	Signature: i.V. [signature]	Signature: i.V. [signature]
Title: President/CEO	Title: President FNA	Title: CFO FNA

Annex 2 – Components Inventory

Intentionally left empty.

Annex 3 – Pertinent patents related to the BPON ONT Business and/ or GPON ONT Business

Internal Siemens Docket number	Title	Official filing number	Country	Status
1992P01061	Data protection method in a passive optical telecommunication system	P4204461.8	Germany	Granted
		93100810.6	Europe (AT, BE, CH, DE, FR, GB, IT)	Granted
1993P01184	Passive optical telecommunications system	93105294.8	Europe (AT, BE, CH, DE, FR, GB, IT, NL, SE)	Granted
		94010002/00	Russia	Granted
		08/191,472	USA	Granted
		2120116	Canada	Withdrawn
		94005075	Ukraine	Withdrawn
1994P01094	Initial measurement of TDMA systems with a passive optical network	95102015.5	Europe (AT, BE, CH, DE, ES, FR, GB, IT)	Granted
		P4405461.0	Germany	Withdrawn
2003P18522	FTTP Video Return Channel Demodulator and Modulator	WO2005/057816	USA	Pending
2004P06018	METHOD AND APPARATUS FOR COMMUNICATING BETWEEN A LEGACY PON NETWORK AND AN UPGRADED PON NETWORK	05744930.8	Europe (DE, ES, FR, GB, IT)	Pending
		10/557,530	USA	Pending
2004P08303	A METHOD FOR REMOTE ACCESS OF AN OPTICAL NETWORK DEVICE IN A PASSIVE OPTICAL NETWORK	PCT/EP2005/051042	PCT Application	Pending
2004P11007	METHOD AND APPARATUS FOR OBTAINING AN OPTICAL POWER LEVEL IN A PON	PCT/EP2005/053064	PCT Application	Pending
2005P06842	Passive optical networks and protecting a passive optical network	05015817.9	Europe	Pending
2005P16652	Method and communication device for transmitting data frames in a timeslotoriantated communication network over PON	10 2005 043 879.2	Germany	Pending
2005P20578	A method, communication system, central communication unit and a peripheral communication unit for controlling accesses to a shared medium	05024740.2	Europe	Pending
2006P04903	Implementing PON Technology in Cable Network Infrastructure	60/781,032	USA	Pending
2005P20106	Upstream Power Leveling Method for Passive Optical Networking Systems	60/733,985	USA	Pending
2006P08346	Passive Optical Network (PON) ONT/ONU for Cable Networks	60/794,722	USA	Pending
2004P08304	Updated Features for OMCI Object Model for Managing ONU's xDSL Interfaces	04804543.9	EP (DE, ES, GB, FR, IT)	Pending
		Not allocated yet	CN	Pending
		Not allocated yet	KR	Pending
		Not allocated yet	USA	Pending
		60/525,983; 60/540,990; 60/570,575	USA	Lapsed
2004P06022	Cable Sealing Device	11/053,352	USA	Pending
		60/560,997	USA	Lapsed

		PCT/US05/12 144	PCT Application	pending

2004P11002 WO	Method, apparatus and SNMP messages for obtaining information from a plurality of network elements	PCT/EP2005/ 053015	EP/US/CN	Pending
2006P03509 WO	Centralized Congestion Avoidance in a Passive Optical Network	PCT/EP2006/ 066838	Europe	Pending

TXP Corporation

Place, Date:

Richardson, TX 11/16/06

Name: Michael Shores
(Print)

Signature: [signature]

Title: President/CEO

Siemens Networks GmbH & Co. KG

Place, Date:

Munich 20/11/06

Name: List
(Print)

Signature: i.V. [signature]

Title: President FNA

Name: DIETRICH
(Print)

Signature: i.V. [signature]

Title: CFO FNA

Annex 4 – BPON ONT design



Models Available

Model No.	Description	POTS	10/100 BaseT	CATV	RF Return	DS-1
7100B	SFU/ONT	4	1	1	1	0
7101B	SFU/ONT	4	1	1	0	0
7248B	SBU/ONT	8	1	1	1	2
7249B	SBU/ONT	8	1	1	0	2
7450B	MDU4/ONT	8	4	4	1	4
7451B	MDU4/ONT	8	4	4	0	4

Common Features

System Architecture
- Ethernet bridging to AAL5 as per RFP 2684
- AAL5 adaptation
- 4 serial TDM interfaces for AAL1 packetization
- ATM traffic management – CBR, VBRrt, VBRnrt, UBR, GFR, priority queuing, scheduling
- PM and F4, F5 OAM cell handling
- Policing and traffic shaping

Circuit Emulation Features
- AAL1 Cell processing as per ATMF CES and ITU-T I.363.1
- Supports UDT, basic SDT, and SDT with CAS
- Synchronous and asynchronous CES mode with SRTS clocking

Voice Processing Features
- Echo Cancellation as per ITU-T G.168 – up to 8 ms tail end
- ADPCM-32 compression
- CP Tone generation
- Silence suppression – SID packets
- Comfort noise generation
- AAL2 Cell processing as per ATMF BLES and ITU-T I.363.2, I.366.1 and I.366.2
- Supports ATMF BLES profiles 7, 8, 9 and 10
- Packet loss concealment
- CAS packet type 3 support
- DTMF detection
- FSK Modem and DTMF tone generation

BPON MAC Features
- Enhanced QoS support for upstream traffic
- Provides integrated queue manager: FIFOs, Traffic containers, Queues
- Optical Burst Transmitter
- Fully compliant to G.983.1:
  - –TC layer framing and de-churning
  - –Scrambling according to I.432.1
  - –Ranging process
  - –Physical layer OAM (PLOAM)
  - –Full OAM faults/alarms support
- Fully compliant with G.983.4 (DBA):
- Fully compliant with G.983.2 (OMCI)
- Fully compliant with G.983.5 (SUR)
- Enables clock generation of 0.3 KHz – 8 KHz from PLOAM SYNC
- Provides downstream traffic filtering

POTS Features
- Loop start/ground start
- Loop supervision detecting and reporting
- Dial pulse reporting
- Suppression of spurious off hook signals
- Integrated ringing
- Integrated test access
- AC power cross detection
- Reverse line feed option
- Low-current standby mode
- ulaw or alaw voice coding set by firmware
- Constant current feed level set by firmware
- Ring trip current threshold set by firmware
- Internal diagnostics
- Internal loopbacks
- GR-909 testing

Ethernet Features
- Fast Ethernet Subscriber Ports per IEEE 802.3 and 802.3u
- QoS with 8 traffic classes as per IEEE802.1p
- Support for up to 1024 MAC address entries
- Automatic learning and aging, and support for static addresses
- Spanning tree protocol support as per IEEE802.1D-Future offering
- Non-blocking switch at wire-line speed
- LED support for data activities

DS1 Features
- Support for AMI and B8ZS coding
- SF and ESF framing
- ABCD CAS signaling support – debounce/ state change indication, HW I/F via PCM timeslots, SW control to insert CAS patterns
- Facility data link support for ESF Retrieve/insert messages (HDLC)
- Performance monitoring
- Provide Red, Yellow, and AIS.
- Low jitter receive clock to aid clock synchronizer implementation
- Full DS1 ANSI T1.403 compliance

Video Features
- CATV (Overlay downstream video)
- RF return capable (Alpha return path with full ANSI/SCTE 55-1 and ANSI/SCTE 55-2 compliance)
- Video signal level: 14dBmV/channel on SFU and SBU, 17dBmV/channel on MDU4

Certifications
- GR-1089-CORE
- GR-63-CORE
- SR-3580 (NEBS CRITERIA LEVELS)
- GR-487-CORE
- GR-950-CORE
- GR-49-CORE
- SR-332
- FCC PART 15, CLASS B
- UL/CSA 60950
- FDA-21 CFR 1040.10
- Industry Canada ICES-003, CLASS B

Model 7100B SFU/ONT

System Architecture
- Wall-mounting

Network Interface
- 1 BPON MAC optical interface supporting data rates of 622 Mbps downstream and 155 Mbps upstream

Subscriber Interfaces
- 4 POTS interfaces supported via gel-filled RJ-11 jacks and screw-down terminals
- 1 Ethernet interface that supports 10/100BASE-T RJ-45 jack
- CATV (1 RF video interface, which provides an overlay for one downstream video and return path signaling via an F-Type Coaxial connector)
- Model 7101B available with no RF Return

Power Supply
- Local UPS 12V (8-hour backup)
- Alarm monitoring

Dimensions
- 13H x 11W x 4D (inches)

Model 7248B/7249B SBU/ONT

System Architecture
- Wall-mounting

Network Interface
- 1 BPON MAC optical interface supporting data rates of 622 Mbps downstream and 155 Mbps upstream

Subscriber Interfaces
- 8 POTS interfaces supported via gel-filled RJ-11 jacks and screw-down terminals
- 1 Ethernet interface that supports 10/100BASE-T via RJ-45 jack
- CATV (1 RF Video interface, which provides an overlay for one downstream video and return path signaling via an F-Type Coaxial connector)
- 2 DS1 interface
- Model 7249B available with no RF return

Power Supply
- Local UPS 48V
- Alarm monitoring

Dimensions (HxWxD)
- 13x 11x4

Model 7450B MDU4/ONT

System Architecture
- Wall-mounting

Network Interface
- 1 BPON MAC optical interface supporting data rates of 622 Mbps downstream and 155 Mbps upstream

Subscriber Interfaces
- 8 POTS interfaces supported via gel-filled RJ-11 jacks and screw-down terminals
- 4 Ethernet interfaces that support 10/100BASE-T via RJ-45 jacks
- CATV (4 switchable RF Video interface, which provides an overlay for one downstream video and return path signaling via an F-Type Coaxial connector)
- 4 DS1 interfaces
- Five external alarm inputs
- Model 7451B available with no RF return

Power Supply
- Local UPS 12V
- Alarm monitoring

Dimensions
- 13H x 11W x 4D (inches)

SBU Unit



RJ11 Modular plug
Phone line #8
DS1 2
DS1 1
Phone line #1
RJ45 Ethernet
CATV
Fiber
Gnd Power Alarm
Ethernet and DS1
Phone wire

PART 14B-7248-001 [T/L, BPON, SBU-V, ONT, RF RETURN, 1 RF

TITLE BLOCK

Production

Install Country		Description		
RESIDENTIAL NAFTA		T/L, BPON, SBU-V, ONT, RF Return, 1 RF, 1 CATV, 1 ENET, 8 POTS, 2 DS-1		
Part Type	**Part Category**			
Part	Top Level			
Rev Release Date	**Rev Incorp Date**	**Size**	**Part Number**	**Rev**
5/17/2006 7:08:05 PM			14B-7248-001	
				A ECO206250

PART 14B-7251-001 [T/L, BPON, SBU-V-SC NO RF RTN ...]

TITLE BLOCK

LPR

Install Country
RESIDENTIAL NAFTA

Description
T/L, BPON, SBU-V-SC No RF Rtn
ONT, 1 RF, 1 CATV, 1 ENET, 8 POTS, 2 DS-1; No RF Return, SC Conn

Part Type	Part Category			
Part	Top Level			
Rev Release Date	**Rev Incorp Date**	**Size**	**Part Number**	**Rev**
8/18/2006 10:40:30 AM			14B-7251-001	
				A ECO206311

PART 14B-7249-001 [T/L, BPON, SBU-V-OPT NO RF RTN ...]

TITLE BLOCK

LPR

Install Country
RESIDENTIAL NAFTA

Description
T/L, BPON, SBU-V-OPT No RF Rtn
ONT with 1 RF, 1 ENET, 8 POTS, 2 DS-1, no RF Return; Optitap conn

Part Type	Part Category			
Part	Top Level			
Rev Release Date	**Rev Incorp Date**	**Size**	**Part Number**	**Rev**
8/18/2006 10:41:19 AM			14B-7249-001	
				A ECO206374

TXP Corporation	**Siemens Networks GmbH & Co. KG**	
Place, Date: Richardson, TX 11/16/06	Place, Date: Munich 20/11/06	
Name: Michael Shores (Print)	Name: List (Print)	Name: DIETRICH (Print)
Signature: [signature]	Signature: i.V. [signature]	Signature: i.V. [signature]
Title: President /CEO	Title: President FN A	Title: CFO FOA

SURPASS hiX 5703
GPON R1.2 ONT Versions

SFU hiX 5703 11/06
B700 02/07 !

SFU (Single Family Unit)

- 2 ports 10/100/1000Base-T
- 4 ports POTS (ETSI)
- VoIP client (H.248 and SIP)
- FEC
- AES
- Power leveling
- enhanced CoS-to-T-CONT mapping (6 T-CONTs)
- indoor housing
- CE

GPON 2.5G/1.2G Class B+





SURPASS hiX 5701
GPON R1.2 ONT Version

E-SFU hiX 5701 11/06
B700 02/07 !

E-SFU (Eth Single Family Unit)

- 1 port 10/100/1000Base-T
- FEC
- AES
- DBA support
- Power leveling
- enhanced CoS-to-T-CONT mapping (6 T-CONTs)
- Housing: GR.950
- NEBS Level 3

GPON 2.5G/1.2G Class B+





SURPASS hiX 5705
GPON R1.1 ONT Version



SBU (Small Business Unit)

- Single-Fiber GPON uplink (2.5Gbps down/1.25Gbps up)
- 8 ports POTS
- 1 port 10/100 Base-T
- 2 port DS1/E1
- CATV-RF (50...870 MHz) +18dBmV
- VoIP client (H.248, SIP)

SURPASS hiX 57xx

SIEMENS

hiX 5701 / 5703 / 5705 ONTs' characteristics

E-SFU hiX 5701



SFU hiX 5703



SBU hiX 5705



Architecture / Power consumption / Weight

E-SFU hiX 5701:
- 1 port 10/100/1000 Base-T
- Housing GR.950
- Safety and emission according to NEBS level 3
- Power supply – 12 V DC
- Power consumption – 20 W max
- Weight – 3.7 kg

SFU hiX 5703:
- 2 ports 10/100/1000 Base-T
- 4 ports POTS (VoIP) H.248 / SIP
- Housing GR.950
- CE
- Desktop and indoor housing variants
- Power supply – 12 V DC
- Power consumption – 20 W max
- Weight – 3.7 kg

SBU hiX 5705:
- 1 port 10/100/1000 Base-T
- 8 ports POTS (VoIP) H.248 / SIP
- 2 ports E1 – TDMoGEM
- CESoPSN/SAToP *
- CATV RF interface
- Housing GR.487
- CE
- Power supply – 48 V DC
- Weight – 7.3 kg

GPON specific features

- (DBA) Dynamic Bandwidth Allocation*
- Enhanced CoS – to – T-CONT mapping (6 T-CONTs)
- (AES) Advanced Encryption Standard algorithm
- (FEC) Forward Error Correction
- Power Leveling
- Multiple VLAN configuration options

TXP Corporation	Siemens Networks GmbH & Co. KG	
Place, Date: Richardson, TX 11/16/06	Place, Date: Munich 20/11/06	
Name: Michael Shores (Print)	Name: List (Print)	Name: DIETRICH (Print)
Signature:	Signature: i.V.	Signature: i.V.
Title: President/CEO	Title: President FNA	Title: CFO FNA

Annex 6 – Current GPON Roadmap

SURPASS hiX 570x (1 of 2)

GPON R1.1 ONT Versions

E-SFU hiX 5701 04/06 B700 07/06

E-SFU (Eth Single Family Unit)

R1.1 HW Release 03/06

- 1 port 10/100 BT
- Housing: GR.950
- NEBS Level 1 (safety and emission)

R1.1 FP I 04/06

- Port-based VLAN mode
- DSCP → 802.1p mapping

SFU hiX 5703 08/06 B700 11/06

SFU (Single Family Unit)

R1.1 HW Release 03/06

- 4 ports POTS (ETSI)
- 2 ports 10/100 BT
- Housing: GR.950
- CE

R1.1 FP II 08/06

- MAC mode
- VoIP client (H.248)
- 2nd T-CONT for VoIP QoS
- GEM port → T-CONT mapping
- 802.1p → GEM port mapping
- IPTV via single GEM port for m/c

SBU hiX5705 B550 11/06 [1)]

SBU (Single Business Unit)

- 8 ports POTS ETSI
- VoIP client (H.248)
- 1 port 10/100Base-T
- 2 ports E1 unstruct. TDMoGEM
- 1 port RS232
- with CATV RF interface
- return channel support (on request)
- Housing: GR.487

GPON 2.5G/1.2G Class B+

Notes:

General Availability (GA) is at B700.

* Planning ongoing

1) Please contact technical sales prior to offering to customers.

SURPASS hiX 570x (2 of 2)
GPON R1.2 ONT Versions

E-SFU hiX 5701 03/07 B700 06/07	SFU hiX 5703 01/07 B700 04/07
E-SFU (Eth Single Family Unit)	**SFU (Single Family Unit)**
• 1 port 10/100/1000Base-T • FEC • AES • enhanced CoS-to-T-CONT mapping (6 T-CONTs) • Housing: GR.950 • Power leveling • NEES Level 3	• 2 ports 10/100/1000Base-T • 4 ports POTS (ETSI) • VoIP client (H.248 and SIP) • FEC • AES • enhanced CoS-to-T-CONT mapping (6 T-CONTs) • indoor housing • CE • Power leveling

GPON 2.5G/1.2G Class B+ (Class B on request)

Notes:
General Availability (GA) is at B700.
* Planning ongoing
1) Please contact technical sales prior to offering to customers.

TXP Corporation

Place, Date: Richardson, TX 11/16/06

Name: Michael Shores
(Print)

Signature: [signature]

Title: President/CEO

Siemens Networks GmbH & Co. KG

Place, Date: Munich / 20/11/06

Name: Lüt
(Print)

Signature: i.V. [signature]

Title: President FNA

Name: DIETRICH
(Print)

Signature: i.V. [signature]

Title: CFO FNA